EXHIBIT 99.1

EXHIBIT A

NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON CONVERSION OF THESE SECURITIES HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.  THESE SECURITIES AND THE SECURITIES ISSUABLE UPON CONVERSION OF THESE SECURITIES MAY BE PLEDGED IN A MANNER CONSISTENT WITH THE SECURITIES ACT IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.

No. BN –	$[ ]
Original Issue Date: [ ], 2006

UNI-PIXEL, INC.
10% SENIOR UNSECURED CONVERTIBLE PROMISSORY NOTE

THIS NOTE is one of a series of duly authorized and issued notes of Uni-Pixel, Inc., a Delaware corporation (the “Company”), designated as its 10% Senior Unsecured Convertible Promissory Notes due on the Maturity Date (as defined below), in the original aggregate principal amount of [       ] dollars ($[       ]) (collectively, the “Notes” and each Note comprising the Notes, a “Note”).

FOR VALUE RECEIVED, the Company promises to pay to the order of [ ] or its registered assigns (the “Investor”), the principal sum of [       ] dollars ($[      ]), on the earlier of (i) twelve (12) months following the Original Issue Date, (ii) the occurrence of a Change of Control (as defined below) or (iii) fifteen calendar days following the definitive, final and irrevocable closing of the first equity or debt financing following the Original Issue Date in which the Company closes upon, in the aggregate, at least ten million dollars ($10,000,000.00) in gross proceeds (the “Offering”) or such earlier date as this Note is required to be repaid as provided hereunder (collectively, the “Maturity Date”), and to pay interest to the Investor on the principal amount of this Note outstanding from time to time in accordance with the provisions hereof.  All holders of Notes are referred to collectively, as the “Investors.”  This Note is subject to the following additional provisions:

1.             Definitions.           In addition to the terms defined elsewhere in this Note: (a) capitalized terms that are used but not otherwise defined herein have the meanings given to such terms in the Purchase Agreement, dated as of September ___, 2006, among the Company and the Investors identified therein (the “Purchase Agreement”), and (b) the following terms have the meanings indicated below:

“Bankruptcy Event” means any of the following events:  (a) the Company or any Subsidiary commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any Subsidiary thereof; (b) there is commenced against the Company or any Subsidiary any such case or proceeding that is not dismissed within 60 days after commencement; (c) the Company or any subsidiary is adjudicated by a court of competent jurisdiction insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered (and such adjudication is final and not subject to appeal); (d) the Company or any Subsidiary suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 days; (e) under applicable law the Company or any Subsidiary makes a general assignment for the benefit of creditors; (f) the Company or any Subsidiary fails to pay, or states in writing that it is unable to pay or is unable to pay, its debts generally as they become due; (g) the Company or any Subsidiary calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (h) the Company or any Subsidiary, by any act or failure to act, expressly indicates its written consent to, written approval of or written acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

“Change of Control” means the occurrence of any of the following in one or a series of related transactions: (i) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) under the Exchange Act) of more than two-thirds (66.66%) of the voting rights or equity interests in the Company; (ii) a replacement of two-thirds or more of the members of the Company’s board of directors in a single election of directors that is not approved by those individuals who are members of the board of directors on the date hereof (or other directors previously approved by such individuals); (iii) a Fundamental Transaction, a merger or consolidation of the Company or any Subsidiary or a sale of all or substantially all of the assets of the Company in one or a series of related transactions, unless following such transaction or series of transactions, the holders of the Company’s securities prior to the first such transaction continue to hold at least one-third of the voting rights and equity interests in the surviving entity or acquirer of such assets; (iv) a recapitalization, reorganization or other transaction involving the Company or any Subsidiary that constitutes or results in a transfer of more than two-thirds (66.66%) of the voting rights or equity interests in the Company, unless following such transaction or series of transactions, the holders of the Company’s securities prior to the first such transaction continue to hold at least one-third (33.33%) of the voting rights or equity interests in the surviving entity or acquirer of such assets; (v) consummation of a “Rule 13e-3 transaction” as defined in Rule 13e-3 under the Exchange Act with respect to the Company, (vi) the execution by the Company or its controlling shareholders of an agreement providing for or reasonably likely to result in any of the foregoing events, or (vii) a sale of any patents related to the “TMOS” technology.

“Common Stock” means the common stock of the Company, $0.001 par value per share, and any securities into which such common stock may hereafter be reclassified.

“Conversion Date” means the date a Conversion Notice together with the Conversion Schedule is actually received by the Company in proper and completed form in accordance with Section 5(a) of the Note.

“Conversion Notice” means a written notice in the form attached hereto as Exhibit A.

“Conversion Price” means the price at which the Company sells shares of its Series B Preferred Stock through “                  ”, subject to adjustment from time to time pursuant to Section 10.

“Default” means any event or condition which constitutes an Event of Default or that upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

“Eligible Market” means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASD Bulletin Board, the Pink Sheets, or the NASDAQ Capital Market on which the Common Stock is listed or quoted for trading on the date in question.

“Event of Default” means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(i)  any default in the payment (free of any claim of subordination), when the same becomes due and payable (whether on the Maturity Date or by acceleration or prepayment or otherwise), of principal under or interest in respect of this Note.

(ii) the Company or any Subsidiary, after receipt of written notice by the Required Investors (1) fails to pay when due (except if cured and/or waived) or there is an acceleration of any monetary obligation (regardless of amount) under any currently existing or hereafter arising debenture (other than a Note) or any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced, any Indebtedness or under any long term leasing or factoring arrangement, if the aggregate amount of the obligations and liabilities of the Company and the subsidiaries thereunder exceed $125,000 (each of the foregoing a “Material Debt Agreement”), or (2) fails to observe or perform any other obligation under any Material Debt Agreement, and such failure results in the obligations thereunder becoming or being declared due and payable prior to the date on which they would otherwise become due and payable.

(iii)                the Company shall fail to observe or perform any covenant, condition or agreement contained in any Transaction Document (other than those specified in clause (i) above and clause (xiii) below), and such failure shall continue unremedied for a period of ten (10) Trading Days after the date on which written notice of such default is first received by the Company from the Required Investor (it being understood that no prior notice need be given in the case of a default that cannot reasonably be cured within ten (10) Trading Days).

(iv)                the occurrence and continuance of an Event of Default under any other Note.

(v) any prepayment by the Company of any other Note issued by it or any issuance of securities in exchange for any Notes issued by it (other than Underlying Shares upon conversion of such Notes in accordance with their terms as in effect on the Original Issue Date thereof), except if the Company offers to the Investor in writing the same prepayment of this Note and all other Notes then held by such Investor on the same economic terms on which the Company prepays or offers to prepay (whichever is more favorable to the holder of such Note) such Notes.

(vi)                any of the Company’s representations and warranties set forth in any Transaction Document shall be incorrect in any material respect as of the date made or as of the Original Issue Date.

(vii)               the occurrence of a Bankruptcy Event.

(viii)              one or more final, non-appealable judgments for the payment of money in an aggregate amount in excess of $150,000 shall be rendered against the Company or any subsidiary or any combination thereof (which shall not be fully covered by insurance without taking into account any applicable deductibles) and which shall remain undischarged or unbonded for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets in excess of $150,000 of the Company or any subsidiary to enforce any such judgment.

(ix) any Transaction Document shall cease, for any reason, to be in full force and effect, or the Company shall so assert in writing or shall disavow any of its obligations thereunder.

(x)  the Common Stock shall not be listed or quoted, or is suspended from trading, on an Eligible Market for a period of five (5) Trading Days (which need not be consecutive Trading Days).

(xi) the Company fails to deliver a stock certificate evidencing Underlying Shares to an Investor within eight (8) Trading Days after a Conversion Date or in the case of exercises under a Warrant, the Company fails to deliver a stock certificate evidencing Common Stock to an Investor within five Trading days after a Date of Exercise under, and as such term is defined in, such Warrant, or the conversion or exercise rights of the Investors pursuant to the terms hereof or the terms of the Warrants are otherwise suspended for any reason (other than as a result of the limitations set forth in Section 5(c)).

(xii)                the Company fails to have available a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock upon any exercise of Warrants, provided at such time the Warrant is eligible for exercise.

“Fundamental Transaction” means the occurrence of any of the following in one or a series of related transactions: (i) the Company effects any merger or consolidation of the Company with or into another Person (other than a reincorporation and/or similar transaction), (ii) the Company effects any sale of all or substantially all of its assets, (iii) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Preferred Stock tender or exchange their shares for other securities, cash or property, or (iv) the Company effects any reclassification of the Preferred Stock or any compulsory share exchange pursuant to which the Preferred Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Preferred Stock covered by Section 10(a)).

“Indebtedness” of any Person shall mean, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property or assets purchased by such Person, (e) all obligations of such Person issued or assumed as the deferred purchase price of property or services (other than unsecured accounts payable incurred in the ordinary course of business and no more than ninety (90) days past the date of the invoice therefor), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (g) all obligations of such Person in respect of interest rate protection agreements, foreign currency exchange agreements or other interest or exchange rate hedging arrangements that exceed amounts necessary to hedge the Company’s cross-currency exposure, (h) all obligations of such Person as an account party in respect of letters of credit and bankers’ acceptances, and (i) the Indebtedness of any partnership in which such Person is a general partner.

“Original Issue Date” has the meaning set forth on the face of this Note.

“Preferred Stock” means the Series B preferred stock of the Company, with a stated value of $10.00 per share (or such other stated value the Preferred Stock has when issued to Investors).

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Trading Day” means (i) a day on which the Common Stock is traded on an Eligible Market, or (ii) if the Common Stock is not listed on an Eligible Market, a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board or the Pink Sheets, LLC, or (iii) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the Pink Sheets, LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

“Underlying Shares” means the shares of Preferred Stock issuable upon conversion of the

Notes.

2.             Interest.  The Company shall pay interest in cash in United States dollars to the Investor on the aggregate unconverted and then outstanding principal amount of this Note at the rate of 10% per annum, payable on the Maturity Date, except if such date is not a Trading Day, in which case such interest shall be payable on the next succeeding Trading Day.  Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed and shall accrue daily commencing on the Original Issue Date.

3.             Registration of Notes.  The Company shall register the Notes upon records maintained by the Company for that purpose (the “Note Register”) in the name of each record Investor thereof from time to time. The Company may deem and treat the registered Investor of this Note as the absolute owner hereof for the purpose of any conversion hereof or any payment of interest hereon, and for all other purposes, absent actual notice to the contrary from such record Investor.

4.             Registration of Transfers and Exchanges.  The Company shall register the transfer of any portion of this Note in the Note Register upon surrender of this Note to the Company at its address for notice set forth herein. Upon any such registration or transfer, a new Note, in substantially the form of this Note (any such new debenture, a “New Note”), evidencing the portion of this Note so transferred shall be issued to the transferee and a New Note evidencing the remaining portion of this Note not so transferred, if any, shall be issued to the transferring Investor. The acceptance of the New Note by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Note. The Company agrees that its prior consent is not required for the transfer of any portion of this Note; provided, however, that the Company shall be entitled to reasonable written assurance, including an opinion of counsel reasonably acceptable to the Company, that such transfer complies with applicable federal and state securities laws.  This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Investor surrendering the same. No service charge or other fee will be imposed in connection with any such registration of transfer or exchange.

5.             Conversion.

(a)           At the Option of the Investor.  All or any portion of the principal amount of this Note then outstanding together with any accrued and unpaid interest hereunder shall be convertible into shares of Preferred Stock at the Conversion Price (subject to limitations set forth in Section 5(c)), at the option of the Investor, for a period of fifteen (15) calendar days following the Offering, with such fifteen (15) calendar day period commencing on the day immediately following the closing date of the Offering.  The Investor may effect conversions under this Section 5(a) by delivering to the Company a Conversion Notice together with a schedule in the form of Schedule 1 attached hereto (the “Conversion Schedule”).  If the Investor is converting less than all of the principal amount represented by this Note, or if a conversion hereunder may not be effected in full due to the application of Section 5(c), the Company shall honor such conversion to the extent permissible hereunder and shall promptly deliver to the Investor a Conversion Schedule indicating the principal amount which has not been converted.

(b)           Offering Notice.  The Company covenants and agrees to provide to each Investor, at the address set forth for such Investor on the signature page to the Purchase Agreement, written notice of the Offering within three (3) Trading Days of the final closing of the Offering.

(c)           Certain Conversion Restrictions.  Notwithstanding anything to the contrary contained herein, the number of shares of Preferred Stock that may be acquired by an Investor upon each conversion of Notes (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such conversion (or other issuance), the total number of shares of Common Stock then beneficially owned by such Investor and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with such Investor’s for purposes of Section 13(d) of the Exchange Act, does not exceed 9.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such conversion).  For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.  This restriction may not be waived, and notwithstanding anything to the contrary in any Transaction Document, may not be amended by agreement of the parties.

6.             Mechanics of Conversion.

(a)           The number of Underlying Shares issuable upon any conversion hereunder shall equal the outstanding principal amount of this Note to be converted, together with any accrued and unpaid interest hereunder, divided by the Conversion Price on the Conversion Date.

(b)           The Company shall, by the fifth (5th) Trading Day following a Conversion Date, issue or cause to be issued and cause to be delivered to or upon the written order of the Investor and in such name or names as the Investor may designate in the Conversion Notice, a certificate for the Underlying Shares issuable upon such conversion.  The Investor, or any Person so designated by the Investor in the Conversion Notice to receive Underlying Shares, shall be deemed to have become holder of record of such Underlying Shares as of such Conversion Date.

(c)           The Investor must deliver the original Note in order to effect a conversion hereunder.

(d)           The Company’s obligations to issue and deliver Underlying Shares upon conversion of this Note in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Investor to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Investor or any other Person of any obligation to the Company or any violation or alleged violation of law by the Investor or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Investor in connection with the issuance of such Underlying Shares.

(e)           If by the third (3rd) Trading Day after a Conversion Date the Company fails to deliver to the Investor such Underlying Shares in such amounts and in the manner required pursuant to Section 5, then the Investor will have the right to rescind the Conversion Notice pertaining thereto by giving written notice to the Company prior to such Investor’s receipt of such Underlying Shares.

7.             Events of Default.

(a)           At any time or times following (i) the occurrence and during the continuance of an Event of Default and (ii) the receipt by the Company of written notice from the Required Investors, an Investor may elect to declare, by written notice to the Company (an “Event Notice”), all or any portion of the outstanding principal amount of this Note, due and payable.

(b)           Upon the occurrence of any Bankruptcy Event with respect to the Company, all outstanding principal and accrued but unpaid interest on this Note and any unpaid liquidated damages and other amounts then owing under the Transaction Documents shall immediately become due and payable in full in United States dollars in cash (free of any claim of subordination), without any action by the Investor.

(c)           In connection with any Event of Default, other than as set forth in Section 7(a) above, the Investor need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind (other than the Event Notice), and the Investor may immediately enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Any such declaration may be rescinded and annulled by the Investor at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereto.

8.             Ranking.  This Note ranks pari passu with all other Notes now or hereafter issued pursuant to the Transaction Documents, and, except for all obligations arising directly and/or indirectly out of and/or from the $1,500,000 aggregate principal amount of promissory notes of the Company previously issued and sold by the Company to Trident Growth Fund, L.P.

and CapSource Fund, L.P. (the “$1.5 Million Senior Notes”) (but not as to any amendments or modifications to the terms set forth therein which would increase the payments due thereunder or the term thereof), which $1.5 Million Senior Notes are senior to the Notes and all obligations thereunder, is senior in all respects to all existing and hereafter created Indebtedness of the Company.  Other than the $1.5 Million Senior Notes, the Company will not, directly or indirectly, enter into, create, incur, assume or suffer to exist any unsecured indebtedness of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom, that is senior in any respect to the Company’s obligations under the Notes.

9.             Reservation of Underlying Shares.  Until the Maturity Date, commencing as of the date of the Offering, the Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Preferred Stock, solely for the purpose of enabling it to issue Underlying Shares as required hereunder, the number of Underlying Shares which are then issuable and deliverable upon the conversion of (and otherwise in respect of) this entire Note (taking into account the adjustments of Section 10), free from preemptive rights or any other contingent purchase rights of persons other than the Investor.  Assuming due and proper conversion of this Note, the Company covenants that all Underlying Shares so issuable and deliverable shall, upon issuance in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

10.           Certain Adjustments.  The Conversion Price is subject to adjustment from time to time as set forth in this Section 10.

(a)           Stock Dividends and Splits.  If the Company, at any time following the Offering and while this Note is outstanding: (i) pays a stock dividend on its Preferred Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Preferred Stock, (ii) subdivides outstanding shares of Preferred Stock into a larger number of shares, or (iii) combines outstanding shares of Preferred Stock into a smaller number of shares, then in each such case the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Preferred Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Preferred Stock outstanding immediately after such event.  Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

(b)           Pro Rata Distributions.  If the Company, at any time following the Offering and while this Note is outstanding, distributes to all holders of Preferred Stock (i) evidences of its indebtedness, (ii) any security (other than a distribution of Preferred Stock covered by the preceding paragraph), (iii) rights or warrants to subscribe for or purchase any security, or (iv) any other asset (in each case, “Distributed Property”), then, at the request of the Investor delivered before the 90th day after the record date fixed for determination of shareholders entitled to receive such distribution, the Company will deliver to the Investor, within five Trading Days after such request (or, if later, on the effective date of such distribution), the Distributed Property that the Investor would have been entitled to receive in respect of the Underlying Shares for which this Note could have been converted immediately prior to such record date.  If such Distributed Property is not delivered to the Investor pursuant to the preceding sentence, then upon any conversion of this Note that occurs after such record date, the Investor shall be entitled to receive, in addition to the Underlying Shares otherwise issuable upon such conversion, the Distributed Property that the Investor would have been entitled to receive in respect of such number of Underlying Shares had the Investor been the record holder of such Underlying Shares immediately prior to such record date.  Notwithstanding the foregoing, this Section 10(b) shall not apply to any distribution of rights or securities in respect of adoption by the Company of a shareholder rights plan, which events shall be covered by Section 10(a).

(c)           Reclassifications; Share Exchanges.  At any time following the Offering and while this Note is outstanding, in case of any reclassification of the Preferred Stock, or any compulsory share exchange pursuant to which the Preferred Stock is converted into other securities, cash or property (other than compulsory share exchanges which constitute Change of Control transactions), the Investors of the Notes then outstanding shall have the right thereafter to convert such shares only into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Preferred Stock following such reclassification or share exchange, and the Investors shall be entitled upon such event to receive such amount of securities, cash or property as a holder of the number of shares of Preferred Stock of the Company into which such shares of Notes could have been converted immediately prior to such reclassification or share exchange would have been entitled. This provision shall similarly apply to successive reclassifications or share exchanges.

(d)           Calculations.  All calculations under this Section 10 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Preferred Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Preferred Stock.

(e)           Notice of Adjustments.  Upon the occurrence of each adjustment pursuant to this Section 10, the Company at its expense will promptly compute such adjustment in accordance with the terms hereof and prepare a certificate describing in reasonable detail such adjustment and the transactions giving rise thereto, including all facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Investor.

(f)            Notice of Corporate Events.  If, at any time following the Offering and while this Note is outstanding, the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Preferred Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any subsidiary, (ii) authorizes and publicly approves, or enters into any agreement contemplating or solicits shareholder approval for any Fundamental Transaction or (iii) publicly authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Investor a notice describing the material terms and conditions of such transaction, at least 20 calendar days prior to the applicable record or effective date on which a Person would need to hold Preferred Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Investor is given the practical opportunity to convert this Note prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

11.           Fractional Shares.  The Company shall not be required to issue or cause to be issued fractional Underlying Shares on conversion of this Note. If any fraction of an Underlying Share would, except for the provisions of this Section, be issuable upon conversion of this Note or payment of interest hereon, the number of Underlying Shares to be issued will be rounded up to the nearest whole share.

12.           Notices.  Any and all notices or other communications or deliveries hereunder (including without limitation any Conversion Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 5:30 p.m. (New York City time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (i) if to the Company, to 8708 Technology Forest Place, Suite 100, The Woodlands, Texas 77381, facsimile:  (281) 825-4599, attention: Chief Financial Officer, (ii) if to the Investor, to the address or facsimile number appearing on the Company’s shareholder records or such other address or facsimile number as the Investor may provide to the Company in accordance with this Section.

13.           Miscellaneous.

(a)           This Note shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns that are permitted pursuant to this Note.

(b)           Subject to Section 13(a), above, nothing in this Note shall be construed to give to any person or corporation other than the Company and the Investor any legal or equitable right, remedy or cause under this Note. This Note shall inure to the sole and exclusive benefit of the Company and the Investor.

(c)           All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all Proceedings shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”).  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for any Proceeding, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any New York Court or that a New York Court is an inconvenient forum for such Proceeding.  Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal Proceeding.  The prevailing party in a Proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

(d)           The headings herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

(e)           In case any one or more of the provisions of this Note shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Note shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Note.

(f)            No provision of this Note may be waived or amended except (i) in accordance with the requirements set forth in the Purchase Agreement, and (ii) in a written instrument signed, in the case of an amendment, by the Company and the Investor or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Note shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

(g)           To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or Proceeding that may be brought by any Investor in order to enforce any right or remedy under the Notes. Notwithstanding any provision to the contrary contained in the Notes, it is expressly agreed and provided that the total liability of the Company under the Notes for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Notes exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Notes is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate of interest applicable to the Notes from the effective date forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any Investor with respect to indebtedness evidenced by the Notes, such excess shall be applied by such Investor to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at such Investor’s election.

[REMAINDER OF PAGE INTENTIONALLY BLANK-SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.

UNI-PIXEL, INC.

By:
Name:
Title:

EXHIBIT A

CONVERSION NOTICE

(To be Executed by the Registered Investor
in order to convert Notes)

The undersigned hereby elects to convert the principal amount of Note indicated below, into shares of Preferred Stock of Uni-Pixel, Inc., as of the date written below. If shares are to be issued in the name of a Person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the Investor for any conversion, except for such transfer taxes, if any. All terms used in this notice shall have the meanings set forth in the Note.

Conversion calculations:
Date to Effect Conversion

Principal amount of Note owned prior to conversion

Principal amount of Note to be Converted

Aggregate amount of Interest to be Converted

Principal amount of Note remaining after Conversion

Number of shares of Preferred Stock to be Issued

Applicable Conversion Price

Name of Investor

By:
Name:
Title:

By the delivery of this Conversion Notice the Investor represents and warrants to the Company that its ownership of the Preferred Stock will not violate the restrictions set forth in Section 5(c) of the Note.

Schedule 1

Uni-Pixel, Inc.
10% Senior Unsecured Convertible Promissory Notes

CONVERSION SCHEDULE

This Conversion Schedule reflects conversions made under the above referenced Notes.

Dated:

Date of Conversion	Amount of Conversion (Including Interest)	Aggregate Principal Amount Remaining Subsequent to Conversion	Applicable Conversion Price